Janus Investment Fund

INTECH Emerging Markets Managed Volatility Fund	Janus Global Bond Fund
INTECH Global Income Managed Volatility Fund	Janus Global Unconstrained Bond Fund
INTECH International Managed Volatility Fund	Janus High-Yield Fund
INTECH U.S. Core Fund	Janus Multi-Sector Income Fund
INTECH U.S. Managed Volatility Fund	Janus Real Return Fund
Janus Adaptive Global Allocation Fund	Janus Short-Term Bond Fund
Janus Diversified Alternatives Fund	Perkins Large Cap Value Fund
Janus Flexible Bond Fund	Perkins Mid Cap Value Fund
Janus Global Allocation Fund – Conservative	Perkins Select Value Fund
Janus Global Allocation Fund – Growth	Perkins Small Cap Value Fund
Janus Global Allocation Fund – Moderate	Perkins Value Plus Income Fund

(collectively, the “Funds”)

Supplement dated October 28, 2016

to Currently Effective Prospectuses

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Funds (“Janus Capital”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the business combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger is expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals.

The consummation of the Merger will be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the advisory agreements between the Funds and Janus Capital. In addition, the consummation of the Merger will be deemed to be an assignment of the subadvisory agreements between Janus Capital and each of Perkins Investment Management LLC (“Perkins”) and INTECH Investment Management LLC (“INTECH”), the subadvisers to certain of the Funds. As a result, the consummation of the Merger will cause such advisory and subadvisory agreements to terminate automatically in accordance with their respective terms. It is anticipated that the Board of Trustees of the Funds (the “Trustees”) will consider new advisory agreements with Janus Capital and new subadvisory agreements with each of Perkins and INTECH, as applicable, after taking into consideration the potential post-merger ownership structure of Janus Capital. If approved by the Trustees, the new agreements will be presented to the Funds’ shareholders for approval, and, if so approved by shareholders, will take effect upon the consummation of the Merger or at such later time as shareholder approval is obtained.

Please retain this Supplement with your records.